UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2010

Beacon Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-147261	26-3254908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey	07016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 25, 2010, the Company issued a press release announcing the review of the results of operations for the year ended December 31, 2009 and issuance of an update on its recent developments. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued May 25, 2010.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for any purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Beacon Energy Holdings, Inc.

Date: May 25, 2010	By:	/s/ Carlos E. Agüero
Carlos E. Agüero
Chairman and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 25, 2010.